Exhibit 10.1

Patent Purchase Agreement

This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of the Effective Date (defined below), by and between Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”). The parties hereby agree as follows:

1. BACKGROUND

1.1. Seller owns certain provisional patent applications, non-provisional patent applications, patents, and/or related foreign patents and applications.

1.2. Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3. Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances, except as expressly set forth herein.

2. DEFINITIONS

“Affiliate” means: any corporation, company or other entity of which a party hereto directly or indirectly (i) has voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of such entity or (ii) does not have outstanding shares or securities, but has more than fifty percent (50%) of the ownership interest representing the right to manage such entity. An entity shall be deemed to be an Affiliate under this Agreement only so long as all the requirements of being an Affiliate in as (i) or (ii) above are met.

“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2.

“Docket” means Seller’s or its agents’ list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including, without limitation, information relating to deadlines, payments, and filings, which is current as of the Effective Date.

“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

“Executed Assignment” means the executed and notarized Assignment of Patent Rights in Exhibit B as signed by a duly authorized representative of Seller.

“Field of Use” means healthcare, including, but not limited to, the assessment, diagnosis, and treatment of patients.

“Patent History Files” means the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents.

“Patents” means (a) all patents and patent applications set forth in Exhibit A and (b) all patents or patent applications (i) to which any of the foregoing directly or indirectly claims priority or (ii) to which any of the foregoing directly or indirectly claims priority; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); and (d) any items in any of the foregoing categories (b) through (c) whether or not expressly listed and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.

“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in paragraphs 6.1, 6.2, 6.3, 6.4, and 6.5 hereof.

“Transmitted Copy” has the meaning set forth in paragraph 8.12.

3. TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1. Transmittal. Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy this Agreement executed by Seller, Seller will send to Purchaser’s legal counsel the Executed Assignment, the List of Prosecution Counsel, the Docket, the Patent History Files as they exist at the time, and all other files and original documents (including, without limitation, Letters Patent, assignments, and other documents necessary to establish that Seller’s representations and warranties of Section 6 are true and correct) in Seller’s possession reasonably relating to the Patents (“Initial Deliverables”). Seller acknowledges and agrees that Purchaser may reasonably request, and Seller will promptly deliver to Purchaser’s legal counsel, additional documents based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Patents on Exhibits A and B, may be revised by mutual agreement of Seller and Purchaser before the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A or B or both). To the extent any of the Patents are removed for any reason, the payment in paragraph 3.4 may be reduced by mutual agreement of the parties.

3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to February 28, 2024. Notwithstanding anything to the contrary in this Agreement, the Closing is expressly subject to and contingent upon Purchaser executing and delivering to Seller’s legal counsel (a) pledge and security agreements granting Seller a first priority, perfected security interest in and to all Assigned Patent Rights (together with all product and proceeds thereof) which may be filed by Seller immediately upon the Closing and (b) assignment of patents in favor of Seller, substantially in the same form as set forth in Exhibit B, to secure the obligations of Purchaser to pay Seller the amount set forth in paragraph 3.4(a) and/or for Seller to exercise its rights pursuant to paragraph 3.5, which assignment shall be held in escrow by Seller’s legal counsel until such time that Seller exercises its rights pursuant to paragraph 3.5. Purchaser shall provide reasonable and prompt cooperation to Seller in connection with any filings required to perfect Seller’s security interests and repurchase and reassignment of the Assigned Patent Rights. For purposes of clarification, upon Seller’s receipt of payment in full for the Assigned Patent Rights as provided in this Agreement, Seller shall promptly release all of its security interests.

3.3. Closing Conditions. The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4.

(a)	Signature by Seller. Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s legal counsel by not later than September 22nd, 2023 at 5:00 p.m., Swiss time and promptly delivered two (2) executed originals of this Agreement to Purchaser’s legal counsel.

(b)	Transmittal of Documents. Seller delivered to Purchaser’s legal counsel all the Deliverables including the Executed Assignment.

(c)	Compliance With Agreement. Seller and Purchaser performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(d)	Representations and Warranties True. Purchaser is reasonably satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Section 6 are true and correct, and that Seller is reasonably satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Purchaser contained in Section 7 are true and correct.

(e)	Patents Not Abandoned. Purchaser is satisfied that, as of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.

3.4. Payment.

(a)	Closing Payment. On or prior to February 28, 2024, Purchaser shall pay to Seller’s account, as designated by Seller in writing to Purchaser, the amount of Twenty One Million U.S. Dollars (US $21,000,000) by wire transfer of immediately available funds. Such payment shall fully satisfy all payment obligations under this Agreement to Seller which are due on or prior to February 28, 2024. Seller shall be fully responsible for, and Purchaser shall not be liable to Seller or any other person or entity for any dispute regarding, allocation of payment made to Seller under this Agreement. Purchaser may record the Executed Assignment with the applicable patent offices only on or after the Closing, as determined by Purchaser.

3.5. Termination and Survival.

(a)	In the event all conditions to Closing set forth in paragraphs 3.3 and 3.4 are not satisfied on or prior to February 28, 2024, then either party will have the right to terminate this Agreement by delivering written notice of termination to the other party. Upon termination, Purchaser will return to Seller all documents delivered to Purchaser under this Section 3 to Seller.

(b)	In addition to the provisions of paragraph 3.5(a), if Seller has not received US $21,000,000 on or prior to February 28, 2024, then Seller shall have the right to (i) terminate this Agreement by delivering written notice of termination to Purchaser and (ii) repurchase all Assigned Patent Rights from Purchaser in exchange for One U.S. Dollar (US $1.00). If Seller exercises its rights pursuant to this paragraph 3.5(b), then Seller shall have the right to immediately file the assignment of patents referenced in paragraph 3.2(b) to assign, transfer and reconvey all right, title and interest in and to the Assigned Patent Rights back to Seller and, further, Purchaser shall promptly return all Deliverables to Seller.

(c)	The provisions of paragraphs 3.5, 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, and 8.11 will survive any termination.

4. TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1. Assignment of Patents. Effective upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights. Prior to the Closing, Seller will deliver to Purchaser’s legal counsel a Transmitted Copy of the Assignment of Patent Rights in the form set forth in Exhibit B and will deliver or cause to be delivered to Seller’s legal counsel the original Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.2. Assignment of Additional Rights. Effective upon the Closing, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all:

(a)	inventions, invention disclosures, and discoveries specifically disclosed in any of the Patents;

(b)	causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents, including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(c)	rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.

4.3. License Back to Seller under Patents. Effective upon the Closing, Purchaser hereby grants to Seller and its Affiliates, under the Patents, and for the lives thereof, a worldwide, royalty-free, exclusive, sublicensable, and assignable right and license (“Seller License”) to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of, exploit and otherwise commercialize any technology covered by the Patents in the Field of Use.

4.4. Revenue Sharing.

(a)	Revenue Sharing. If Purchaser receives any revenue (including, without limitation, sales revenue, royalties, license fees, and any contingent, milestone or earnout-payments) from any third party from the (i) license, sublicense, assignment or transfer of any Patent or (ii) from any sale, transfer, license, lease or rental of any product or service which, but for Purchaser’s ownership of the Patents, would infringe any claim contained in any Patent, then Purchaser shall pay Seller an amount equal to fifty percent (50%) of the gross amount received by Purchaser. For purposes of clarification, the foregoing shall include any service revenue received from supporting or otherwise providing any services in connection with any product which, but for Purchaser’s ownership of the Patents, would infringe any claim contained in any Patent. In the event of any direct or indirect change of control with respect to Purchaser or any sale or transfer of all or any of the Patents (each, an “Extraordinary Transaction”), simultaneous with the closing thereof, Purchaser shall remit an amount equal to fifty percent (50%) of the gross proceeds (including, without limitation, all asset transfer fees as well as all contingent and earn-out payments) to Seller. Notwithstanding the foregoing,

Purchaser shall not have any obligation pursuant to this paragraph 4.4(a) until the Threshold Amount is satisfied. As used herein, the “Threshold Amount” means the first US $44,000,000 (or lesser amount if the principal amount of Purchaser’s credit facility is less than US $44,000,000) of aggregate gross revenue pursuant to this paragraph 4.4(a) including gross proceeds from any Extraordinary Transaction.

(b)	Payment Requirements. Except with respect to any Extraordinary Transaction, Purchaser shall pay the amounts due to Seller pursuant to paragraph 4.4(a) on a calendar quarterly basis not later than thirty (30) days after the end of each calendar quarter. Each payment shall be accompanied by a report setting forth in reasonable detail how the amount paid to Seller was calculated.

(c)	Audit Rights. Seller shall have the right to conduct an audit of the books and records of Purchaser to verify the amounts due hereunder during regular business hours at Purchaser’s offices, provided that Seller shall give at least five (5) business days prior written notice thereof. In no event shall audits be made hereunder more frequently than once every six (6) months. If any audit discloses underreporting, then Purchaser shall promptly pay Seller such amount, together with interest thereon at the rate of one and one-half percent (1.5%) per month (or portion thereof) or the highest interest rate allowed by law, whichever is lower, from the date on which such amount became due. Seller shall bear its own costs and expenses incurred in connection with any such audit and Purchaser shall fully cooperate in good faith with Seller in the conduct of such audit; provided, however, that if the audit reveals that Purchaser has underpaid Seller by more than ten percent (10%), then Purchaser shall also reimburse Seller for all costs of the audit within thirty (30) days of receipt of invoice from Seller.

4.5. Technical Support Obligations. Following the Closing, Seller shall provide Purchaser with a reasonable best effort amount of technical support (up to 10 hours per month) to Purchaser in connection with Purchaser’s understanding the technology covered by the Patents and the claims set forth in the Patents.

5. ADDITIONAL OBLIGATIONS

5.1. Further Cooperation. At the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Patent History Files, Seller will ensure that, if any such portion of the Patent History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Patent History File. In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

5.2. Payment of Fees. Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be within one month after the Closing.

6. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

6.1 Authority. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

6.2 Title and Contest. Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

6.3 Existing Licenses. No licenses under the Patents, or interest or rights in any of the Assigned Patent Rights, have been granted or retained by Seller, any prior owners, or inventors.

6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights as a result of any prior transaction related to the Assigned Patent Rights.

6.5 Validity and Enforceability. None of the Patents has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid, unpatentable, or unenforceable. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in the any Patent to an entity that was not a “small entity.”

6.6 Conduct. To Seller’s knowledge formed after reasonable due diligence and investigation, Seller or its agents or representatives have not engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting Seller’s patent rights to a standard-setting organization.

6.7 Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents. Seller has not invited any third party to enter into a license under any of the Patents. Seller has not initiated any enforcement action with respect to any of the Patents.

6.8 Patent Office Proceedings. None of the Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

6.9 Fees. All maintenance fees, annuities, and the like due or payable on the Patents as set forth in paragraph 5.2 have been timely paid on or before the date of the Closing.

7. REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

7.1 Purchaser is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

7.2 Purchaser has all requisite power and authority to (i) enter into, execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.

8. MISCELLANEOUS

8.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ONE HUNDRED THOUSAND U.S. DOLLARS ($100,000). PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ONE HUNDRED THOUSAND U.S. DOLLARS ($100,000). THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.2 Limitation on Consequential Damages. EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4 Confidentiality of Terms. The parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including, without limitation, in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with its obligations under this Agreement, or in connection to bona fide due diligence efforts with respect to a party; (e) by Purchaser, in order to perfect Purchaser’s interest in the Assigned Patent Rights with any governmental patent office (including, without limitation, recording the Executed Assignment in any governmental patent office); or (f) to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights; provided that, in (b) through (d) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Seller will cause its agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

8.5 Governing Law; Venue/Jurisdiction. This Agreement will be interpreted, construed, and enforced in all respects in accordance with Swiss laws, without reference to its choice of law principles to the contrary. Seller will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in Geneva, Switzerland. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.6 Notices. All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be: (i) personally delivered, (ii) delivered postage prepaid by an internationally recognized express courier service, or (iii) sent postage prepaid registered or certified U.S. mail (return receipt requested) to the address set forth below:

If to Purchaser:	If to Seller:
Genesis Growth Tech LLC	MindMaze Group SA
SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111,	Chemin de Roseneck 5
Cayman Islands	Lausanne 1006, Switzerland
Attn: Eyal Perez	Attn: Legal

Notices are deemed given on (a) the date of receipt if delivered personally or by express courier (or if delivery refused, the date of refusal), or (b) the fifth (5th) calendar day after the date of posting if sent by U.S. mail or Swiss Post as the case may be. Notice given in any other manner will be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.7 Relationship of Parties. The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

8.8 Equitable Relief. Seller acknowledges and agrees that damages alone may be insufficient to compensate Purchaser for a breach by Seller of this Agreement and that irreparable harm may result from a breach of this Agreement. Purchaser shall have the right to seek an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

8.9 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

8.10 Waiver. Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.11 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties; provided, however, that, prior to Closing, Purchaser and Seller may mutually agree to update Exhibits A and B to include any patents or patent applications within the definition of Patents, based on its review of the Deliverables as defined in paragraph 3.1, by providing updated Exhibits A and B to Seller. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patents and Patent Applications to be Assigned”) and Exhibit B (entitled “Assignment of Patent Rights”). To the extent that any of the terms or conditions of Sections 1 through 8 of this Agreement conflicts with any of the terms or conditions contained in Exhibit B, the terms and conditions of Sections 1 through 8 of this Agreement shall control.

8.12 Counterparts; Electronic Signature; Delivery Mechanics. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

8.13 Publicity. Notwithstanding paragraph 8.4, Seller may make one public announcement contemporaneously with the signing of this Agreement and one public announcement contemporaneously with Closing, provided that Purchaser has approved the any announcement. Seller shall submit any such proposed announcement to Purchaser at least five business days prior to its making such an announcement for Purchaser’s review and approval, which approval shall not be unreasonably withheld by Purchaser.

<signature page follows>

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the last of the dates set forth below (“Effective Date”).

SELLER:			PURCHASER:

By:	/s/ Tej Tadi	/s/ Pierre-Emmanuel Meyer	By:	/s/ Eyal Perez
Name:	Tej Tadi	Pierre-Emmanuel Meyer	Name:	Eyal Perez
Title:	ceo	SVP Finance	Title:	Manager & Managing Member
Date:	9/22/2023	9/21/2023	Date:	9/21/2023

Exhibit A — Patents and Patent Applications to be Assigned

Patent No.	Country	Filing Date	Title of Patent
10,943,100	U.S.	17-Jan-2018	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,495,053	U.S.	24-Aug-2020	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,709,548	U.S.	08-Sep-2022	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
10,515,474	U.S.	19-Jan-2018	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
11,195,316	U.S.	08-Nov-2019	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
10,521,014	U.S.	30-Jan-2019	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
11,328,533	U.S.	09-Jan-2019	System, Method and Apparatus for Detecting Facial Expression for Motion Capture

Application No.	Country	Filing Date	Title of Application
18/317,058	U.S.	13-May-2023	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
17/163,327	U.S.	29-Jan-2021	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
18/067,812	U.S	19-Dec-2022	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

Exhibit B — Assignment of Patent Rights

For good and valuable consideration, the receipt of which is hereby acknowledged, MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Assignor”), does hereby sell, assign, transfer, and convey unto Genesis Growth Tech LLC, a limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority or (ii) to which any of the Patents directly or indirectly claim priority;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all items in any of the foregoing in categories (b) through (c), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(e) all inventions, invention disclosures, and discoveries described in any item in any of the foregoing categories (a) through (d) and all other rights arising out of such inventions, invention disclosures, and discoveries;

(f) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (e), including, without limitation, all causes of action and other enforcement rights for

(i) damages,

(ii) injunctive relief, and

(iii) any other remedies of any kind

for past, current, and future infringement; and

(i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (f).

Patents

Patent No.	Country	Filing Date	Title of Patent
10,943,100	U.S.	17-Jan-2018	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,495,053	U.S.	24-Aug-2020	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,709,548	U.S.	08-Sep-2022	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
10,515,474	U.S.	19-Jan-2018	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
11,195,316	U.S.	08-Nov-2019	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
10,521,014	U.S.	30-Jan-2019	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
11,328,533	U.S.	09-Jan-2019	System, Method and Apparatus for Detecting Facial Expression for Motion Capture

Application No.	Country	Filing Date	Title of Application
18/317,058	U.S.	13-May-2023	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
17/163,327	U.S.	29-Jan-2021	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
18/067,812	U.S	19-Dec-2022	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee and without demanding any further consideration therefor, do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance will include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers, and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights. With prior written approval by Assignee, Assignee will pay Assignor’s reasonable costs and expenses.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at [______________________________] on [__________________], 2023.

ASSIGNOR:
MindMaze Group SA

By:
Name:
Title:

(Signature MUST be notarized)
STATE OF	)
) ss.
COUNTY OF	)

On                      , before me,                       , Notary Public in and for said State, personally appeared                      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

FIRST AMENDMENT TO PATENT SALE AGREEMENT

This First Amendment to Patent Purchase Agreement (this “Amendment”), dated November 14, 2023 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2.Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to May 31, 2024.”

3. Closing Payment. Each reference to February 28, 2024 set forth in paragraphs 3.4(a), 3.5(a), and 3.5(b) is hereby revised to reference May 31, 2024.

4. Termination and Survival. Paragraph 3.5(b) of the Original Agreement is hereby deleted in its entirety.

5. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

6. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

7. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA			GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	/s/ Pierre-Emmanuel Meyer	By:	/s/ Eyal Perez
Name:	Tej Tadi	Pierre-Emmanuel Meyer	Name:	Eyal Perez
Title:	ceo	SVP Finance	Title:	Manager & Managing Member

SECOND AMENDMENT TO PATENT PURCHASE AGREEMENT

This Second Amendment to Patent Purchase Agreement (this “Amendment”), dated May 31, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to June 7, 2024.”

3. Closing Payment. Each reference to May 31, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference June 7, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member

THIRD AMENDMENT TO PATENT PURCHASE AGREEMENT

This Third Amendment to Patent Purchase Agreement (this “Amendment”), dated June 7, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023 and the Second Amendment to Patent Purchase Agreement dated May 31, 2024, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to June 12, 2024.”

3. Closing Payment. Each reference to June 7, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference June 12, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member

FOURTH AMENDMENT TO PATENT PURCHASE AGREEMENT

This Fourth Amendment to Patent Purchase Agreement (this “Amendment”), dated June 12, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023, the Second Amendment to Patent Purchase Agreement dated May 31, 2024, and the Third Amendment to Patent Purchase Agreement dated June 7, 2024, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to June 21, 2024.”

3. Closing Payment. Each reference to June 21, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference June 21, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member

FIFTH AMENDMENT TO PATENT PURCHASE AGREEMENT

This Fifth Amendment to Patent Purchase Agreement (this “Amendment”), dated June 21, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023, the Second Amendment to Patent Purchase Agreement dated May 31, 2024, the Third Amendment to Patent Purchase Agreement dated June 7, 2024, and the Fourth Amendment to Patent Purchase Agreement dated June 12, 2024, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to July 5, 2024.”

3. Closing Payment. Each reference to June 21, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference July 5, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member

SIXTH AMENDMENT TO PATENT PURCHASE AGREEMENT

This Sixth Amendment to Patent Purchase Agreement (this “Amendment”), dated July 5, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023, the Second Amendment to Patent Purchase Agreement dated May 31, 2024, the Third Amendment to Patent Purchase Agreement dated June 7, 2024, the Fourth Amendment to Patent Purchase Agreement dated June 12, 2024, and the Fifth Amendment to Patent Purchase Agreement dated June 21, 2024, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to July 31, 2024.”

3. Closing Payment. Each reference to July 5, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference July 31, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member

SEVENTH AMENDMENT TO PATENT PURCHASE AGREEMENT

This Seventh Amendment to Patent Purchase Agreement (this “Amendment”), dated July 31, 2024 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A. Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (as amended by the First Amendment to Patent Purchase Agreement dated November 14, 2023, the Second Amendment to Patent Purchase Agreement dated May 31, 2024, the Third Amendment to Patent Purchase Agreement dated June 7, 2024, the Fourth Amendment to Patent Purchase Agreement dated June 12, 2024, the Fifth Amendment to Patent Purchase Agreement dated June 21, 2024 and the Sixth Amendment to Patent Purchase Agreement dated July 5, 2024, the “Original Agreement”).

B. Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2. Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to August 30, 2024.”

3. Closing Payment. Each reference to July 31, 2024 set forth in paragraphs 3.4(a) and 3.5(a) of the Original Agreement is hereby revised to reference August 30, 2024.

4. Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

5. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

6. Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA		GENESIS GROWTH TECH LLC

By:	/s/ Tej Tadi	By:	/s/ Eyal Perez
Name:	Tej Tadi	Name:	Eyal Perez
Title:	CEO	Title:	Manager and Managing Member